ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES (Details) - USD ($) $ in Thousands	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Payables and Accruals [Abstract]
Sales, use, payroll taxes and income taxes		$ 2,596	$ 2,184
Fees for professional services		882	1,000
Deferred revenue		129	96
Other accruals		897	1,355
Total accrued expenses and other current liabilities	$ 4,679	$ 4,504	$ 4,635